UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2008

CECO ENVIRONMENTAL CORP.

(Exact Name of registrant as specified in its charter)

Delaware	0-7099	13-2566064
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3120 Forrer Street,

Cincinnati, OH 45209

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (416) 593-6543

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 10, 2008, CECO Environmental Corp. issued a press release announcing its financial results for the three and twelve months ended December 31, 2007. A copy of the press release is furnished as Exhibit 99.1. to this report and is incorporated herein by reference.

The information in this Item 2.02, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Title
99.1	Press Release dated March 10, 2008.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2008	CECO ENVIRONMENTAL CORP.

	By:	/s/ Dennis W. Blazer
Dennis W. Blazer
Chief Financial Officer and Vice President – Finance and Administration

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